BLACKROCK FUNDSSM

BlackRock Short Obligations Fund

(the “Fund”)

Supplement dated March 3, 2025 to the Prospectuses of the Fund, dated November 27, 2024, as supplemented to date

Effective immediately, the Fund’s Prospectuses are amended as follows:

The section of each Prospectus entitled “Details About the Funds—How the Fund Invests— Principal Investments Applicable to the Fund—Repurchase Agreements” is hereby deleted in its entirety and replaced with the following:

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Repurchase Agreements — The Fund may enter into repurchase agreements. Repurchase agreements are similar in certain respects to collateralized loans, but are structured as a purchase of securities by the Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation. Collateral for a repurchase agreement may include, for example, cash items, obligations issued by the U.S. Government or its agencies or instrumentalities, obligations rated in the highest category by at least two NRSROs, or, if unrated, determined to be of comparable quality by BlackRock. Collateral for a repurchase agreement may also include other types of securities, including equity securities and other fixed income securities, that the Fund could not hold directly without the repurchase obligation.

Shareholders should retain this Supplement for future reference.

PRO-SO-0325SUP